Exhibit 10.3

EXECUTION COPY

Aristotle Holding, Inc.

$1,500,000,000 2.650% Senior Notes Due 2017

REGISTRATION RIGHTS AGREEMENT

February 9, 2012

CITIGROUP GLOBAL MARKETS INC.,

388 Greenwich Street,

New York, N.Y. 10013

CREDIT SUISSE SECURITIES (USA) LLC,

Eleven Madison Avenue,

New York, N.Y. 10010-3629

As representatives (the “Representatives”) of the Initial Purchasers

Dear Sirs:

Aristotle Holding, Inc., a Delaware corporation (the “Issuer”), proposes to issue and sell, upon the terms set forth in a purchase agreement dated February 6, 2012 (as amended prior to the date hereof, the “Purchase Agreement”), to the several initial purchasers named in Schedule A to the Purchase Agreement (the “Initial Purchasers”), $1,500,000,000 aggregate principal amount of its 2.650% Senior Notes due 2017 (the “Initial Securities”) to be unconditionally guaranteed (the “Guaranties”) by the Guarantors (as defined below) and any other entity that becomes a guarantor of the Initial Securities following the Closing Date pursuant to the terms of the Indenture (as defined below). As used herein, (i) prior to the consummation of the Mergers and the execution and delivery of any Joinder Agreements and Supplemental Indentures (as defined below) by the Merger Date Guarantors, “Guarantors” means the Closing Date Guarantors and, following the consummation of the Mergers and the execution and delivery of each Joinder Agreement and Supplemental Indenture by a Merger Date Guarantor, “Guarantors” means the Closing Date Guarantors and the Merger Date Guarantors party thereto, (ii) the “Company” refers to the Issuer together with the Guarantors and (iii) capitalized terms used but not defined herein have the meanings ascribed to such terms in the Purchase Agreement.

The Initial Securities will be issued pursuant to an indenture, dated as of November 21, 2011, and supplemented by a supplemental indenture (a “Supplemental Indenture”) dated as of February 9, 2012, among the Issuer, the Closing Date Guarantors and Wells Fargo Bank, National Association, as Trustee (as supplemented by the Supplemental Indenture entered into on February 9, 2012, and as may be supplemented from time to time thereafter, the “Indenture”). On the Merger Date Medco will, and within 60 days following the Merger Date each other Merger Date Guarantor will, enter into (i) a Supplemental Indenture, pursuant to which each such Merger Date Guarantor will unconditionally guarantee the Initial Securities and (ii) a counterpart to this Agreement in the form attached hereto as Exhibit A (each, a “Counterpart”). As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively, the “Holders”), as follows:

1. Assumption and Adoption of this Agreement by the Merger Date Guarantors. On the Merger Date, Medco will execute a Counterpart, and on the date that each other Merger Date Guarantor is required to guarantee the Initial Securities pursuant to the terms of the Indenture, each such other Merger Date Guarantor will execute a Counterpart.

2. Registered Exchange Offer. The Company shall, at its own cost, prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the

“Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 7 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the “Exchange Securities”) of the Issuer issued under the Indenture, guaranteed by the Guarantors and otherwise identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities, the special mandatory redemption relating to the Initial Securities, the provisions relating to the matters described in Section 7 hereof and any other provisions of the Indentures that are no longer applicable to any party thereto as a result of the consummation of the Mergers) that would be registered under the Securities Act. The Company shall (i) use commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 280 days (or if the 280th day is not a business day, the first business day thereafter) after the date of original issue of the Initial Securities (the “Issue Date”); provided that such date shall not be earlier than the 60th day following the consummation of the Mergers (the later of the date that is the 280th day after the date of issuance of the Initial Securities and the 60th day after the consummation of the Mergers, the “Effectiveness Deadline”), (ii) as soon as practicable after the effectiveness of the Exchange Offer Registration Statement, offer the Exchange Securities in exchange for the Initial Securities and complete such Registered Exchange Offer not later than 60 days after such Exchange Offer Registration Statement becomes effective (or if such 60th day is not a business day, the next succeeding business day) and (iii) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”). For the avoidance of doubt, such Exchange Offer Registration Statement may include debt securities of the Company other than the Initial Securities.

If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer in not less than 20 business days after the commencement thereof provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall as soon as practicable commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that at the time of the commencement of the Registered Exchange Offer such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

The Company acknowledges that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

The Company shall use commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the

Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 4(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the “Private Exchange”) for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Issuer issued under the Indenture, guaranteed by the Guarantors and otherwise identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding the special mandatory redemption relating to the Initial Securities, the provisions relating to the matters described in Section 7 hereof and any other provisions of the Indenture that are no longer applicable to a party thereto as a result of the consummation of the Mergers) to the Initial Securities (the “Private Exchange Securities”). The Initial Securities and the guarantees thereof, the Exchange Securities and the guarantees thereof and the Private Exchange Securities and the guarantees thereof are herein collectively called the “Securities”.

In connection with the Registered Exchange Offer, the Company shall:

(a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

(c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e) otherwise comply with all applicable laws.

As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

(x) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

(y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

(z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Initial Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate” as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities, (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities and (vi) such Holder is not acting on behalf of any person who could not truthfully make the foregoing representations.

Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by Section 2 hereof, (ii) the Registered Exchange Offer is not consummated within 60 days after the Exchange Offer Registration Statement becomes effective, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the Company shall take the following actions:

(a) The Company shall, at its cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 3) file with the Commission and thereafter shall use commercially reasonable efforts to cause to be declared effective (unless it becomes effective automatically upon filing) a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 7 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(b) The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities for a period of one year (or such longer period extended pursuant to Section 4(j) below) from the Issue Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) have been distributed to the public pursuant to Rule 144 under the Securities Act. The Company shall be deemed not to have used commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company’s obligations hereunder), including, but not limited to, the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(j) hereof, if applicable.

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Registration Procedures. In connection with any Shelf Registration contemplated by Section 3 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 2 hereof, the following provisions shall apply:

(a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex C hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Section 4(d) and (f), the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.

(b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(c) The Company shall use commercially reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference). The Company shall not, without the prior consent of the Initial Purchasers (which consent shall not be unreasonably withheld, conditioned or delayed), make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405.

(e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

(f) The Company shall, during the period of effectiveness of the Shelf Registration Statement provided for in Section 3(b), deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall use commercially reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(i) The Company shall reasonably cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

(j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 4(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 4(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 3(b) above and the Exchange Offer Registration Statement provided for in Section 2 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 4(j). During the period during which the Company is required to maintain an effective Shelf Registration Statement pursuant to this Agreement, the Company will prior to the three-year expiration of that Shelf Registration Statement file, and use commercially reasonable efforts to cause to be declared effective (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Securities covered by the expiring Shelf Registration Statement to make registered dispositions, a new registration statement relating to the Securities, which shall be deemed the “Shelf Registration Statement” for purposes of this Agreement.

(k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

(l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority of the aggregate principal amount of the Transfer Restricted Securities (the “Required Holders”) shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration; provided that the Company shall not be required to enter into an underwriting agreement (or similar agreement in respect of an underwritten public offering) more than once; provided further that, if the Required Holders shall request that the Company enter into an underwriting agreement (or similar agreement in respect of an underwritten public offering) at a time when another underwritten public offering with respect to the Company’s securities has been commenced and is then continuing, then the Company may delay entry into the requested underwriting agreement until the earlier of (i) the completion of the then existing underwritten public offering or (ii) the 60th day following receipt of such request from the Required Holders.

(p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties by one counsel designated by and on behalf of such other parties as described in Section 5 hereof.

(q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall use its reasonable best efforts to cause (i) its counsel to deliver an opinion in form and substance customary for offerings of such type and reasonably acceptable to such Holders and the managing underwriting, if any, thereof, relating to the Securities and addressed to such Holders and the managing underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and, if such Shelf Registration contemplates an underwritten offering, dated the closing date under the underwriting agreement relating thereto); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72 (or any successor bulletins).

(r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer that is, at the time of such request, holding Initial Securities, the Company shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Section 7(d) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Sections 7(a) and 7(b) of the Purchase Agreement with appropriate date changes.

(s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

(t) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 5121, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 5121) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

(v) The Company shall use commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 through 4 hereof, whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith.

6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered (including through satisfaction of the conditions of Commission Rule 172) by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Securities to such person, an amended or supplemented prospectus or, if permitted by Section 4(d), an Issuer FWP correcting such untrue statement or omission or alleged untrue statement or omission if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

(b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 6(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party.

(e) The agreements contained in this Section 6 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

7. Additional Interest Under Certain Circumstances. (a) Additional interest (the “Additional Interest”) with respect to the Initial Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below a “Registration Default”):

(i) If an Exchange Offer Registration Statement is required to be filed and it does not become effective by the Effectiveness Deadline;

(ii) If the Registered Exchange Offer is not consummated within 60 days of the effectiveness of the Exchange Offer Registration Statement;

(iii) If an effective Shelf Registration Statement is required to be filed with the Commission but does not become effective within 30 days following the event which required the filing of such Shelf Registration Statement; or

(iv) If after either an Exchange Offer Registration Statement or a Shelf Registration Statement is declared (or becomes automatically) effective (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, or (3) such Registration Statement is a Shelf Registration Statement that has expired before a replacement Shelf Registration Statement has become effective.

Additional Interest shall accrue on the Initial Securities over and above the interest set forth in the title of such Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured or the Initial Securities cease to be Transfer Restricted Securities, whichever is earlier, at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default (the “Initial Period”), and such rate will increase by 0.25% per annum on the 91st day following the occurrence of such Registration Default (it being understood and agreed that the maximum Additional Interest rate during the Initial Period shall be 0.25% per annum and the maximum Additional Interest rate thereafter shall be 0.50% per annum, in each case, regardless of the number of Registration Defaults that shall have occurred and be continuing).

(b) A Registration Default referred to in Section 7(a)(iv)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the

Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) the occurrence of other material events with respect to the Company that would be required to be disclosed in such Shelf Registration Statement or the related prospectus, and the disclosure of which in such Shelf Registration Statement or the related prospectus would in the good faith determination of the Company (1) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) and (2) involve initial or continuing disclosure obligations that are not in the best interest of the Company or its stockholders at such time and (ii) in the case of clause (y), the Company is proceeding in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days or more than an aggregate of 90 days in any 12-month period, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

(c) Any amounts of Additional Interest due pursuant to clause (i), (ii), (iii) or (iv) of Section 7(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

(d) “Transfer Restricted Securities” means each Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the date on which such Initial Security is distributed to the public pursuant to Rule 144 under the Securities Act or (v) the earliest date that is no less than one year after the Issue Date and on which such Security (except for Securities held by an affiliate of the Company) may be resold in reliance on paragraph (b)(1) of Rule 144 under the Securities Act or (vi) the date on which such Initial Security shall cease to be outstanding.

8. Rules 144 and 144A. For as long as any Transfer Restricted Securities remain outstanding, the Company will file with the Securities and Exchange Commission (the “SEC”), and transmit to any Holder of Initial Securities, such information, documents and reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant to the Trust Indenture Act. In addition, the Company will furnish to any Holder of Initial Securities and to prospective purchasers of Initial Securities, upon the requests of such Holder, any information required to be delivered pursuant to Rule 144A(d)(4) (or any successor provision) under the Securities Act, so long as the notes are not freely transferable under the Securities Act. The Company will pay the expenses of printing and distributing all such information.

9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering.

No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

(b) Notices. All communications hereunder will be in writing and, if sent to a Holder of the Securities, will be mailed, delivered or telegraphed to the most current address given by such Holder to the Company, or, if sent to the Initial Purchasers, will be mailed, delivered or telegraphed and confirmed to Citigroup Global Markets Inc., 388 Greenwich Street, New York, N.Y. 10013, Attention: General Counsel and Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it care of Express Scripts, Inc., One Express Way, St. Louis, MO 63121, Attention: Keith Ebling, General Counsel; provided, however, that any notice to an Initial Purchaser pursuant to Section 6 will be mailed, delivered or telegraphed and confirmed to such Initial Purchaser.

(c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(d) Merger Date Guarantors; Successors and Assigns. This Agreement shall become effective as to, and binding upon, each of the Merger Date Guarantors upon execution and delivery of a Counterpart. Upon execution of a Counterpart, each Merger Date Guarantor agrees to be bound by the terms, conditions and other provisions of this Agreement as described in the Counterpart, with all rights, duties and obligations stated herein, with the same force and effect as if such party had executed this Agreement on the date hereof. This Agreement shall be binding upon the Company and its successors and assigns.

(e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Issuer and the Closing Date Guarantors in accordance with its terms.

Very truly yours,

ARISTOTLE HOLDING, INC.

By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer
and President

EXPRESS SCRIPTS, INC.

By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer
and President

AIRPORT HOLDINGS, LLC
ESI REALTY, LLC
By:	Express Scripts, Inc., as sole Member

By:	/s/ George Paz
	Name:	George Paz
	Title:	Chairman, Chief Executive Officer
and President

BYFIELD DRUG, INC.
CARE CONTINUUM, INC.
CFI OF NEW JERSEY, INC.
CHESAPEAKE INFUSION, INC.
CONNECTYOURCARE COMPANY LLC
CONNECTYOURCARE, LLC
CURASCRIPT PBM SERVICES INC.
DIVERSIFIED PHARMACEUTICAL SERVICES, INC.
ESI ACQUISITION, INC.
ESI CLAIMS, INC.
ESI ENTERPRISES, LLC
ESI MAIL ORDER PROCESSING, INC.
EXPRESS SCRIPTS CANADA HOLDING CO.
EXPRESS SCRIPTS PHARMACEUTICAL PROCUREMENT, LLC
EXPRESS SCRIPTS SERVICES COMPANY
FRECO, INC.
FREEDOM SERVICE COMPANY, LLC
HEALTHBRIDGE, INC.
HEALTHBRIDGE REIMBURSEMENT AND PRODUCT SUPPORT, INC.
iBIOLOGIC, INC.
IVTX, INC.
LYNNFIELD COMPOUNDING CENTER, INC.
LYNNFIELD DRUG, INC.
MATRIX GPO LLC
NATIONAL PRESCRIPTION ADMINISTRATORS, INC.
PRIORITY HEALTHCARE CORPORATION
PRIORITY HEALTHCARE CORPORATION WEST
PRIORITY HEALTHCARE DISTRIBUTION, INC.
PRIORITY HEALTHCARE PHARMACY, INC.
PRIORITYHEALTHCARE.COM, INC.
SINUSPHARMACY, INC.
SPECIALTY INFUSION PHARMACY, INC.
SPECTRACARE, INC.
SPECTRACARE HEALTH CARE VENTURES, INC.
SPECTRACARE INFUSION PHARMACY, INC.
VALUE HEALTH, INC.
YOURPHARMACY.COM, INC.

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Vice President

CURASCRIPT, INC.
ESI MAIL PHARMACY SERVICE, INC.
EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC.
EXPRESS SCRIPTS UTILIZATION MANAGEMENT CO.
MOORESVILLE ON-SITE PHARMACY, LLC

By:	/s/ Patrick Mc Namee
	Name:	Patrick McNamee
	Title:	President

ESI-GP HOLDINGS, INC.
ESI RESOURCES, INC.

By:	/s/ Tom Rocheford
	Name:	Tom Rocheford
	Title:	President

ESI PARTNERSHIP

By:	Express Scripts, Inc., as Partner

By:	/s/ Martin P. Akins
	Name:	Martin P. Akins
	Title:	Vice President and Deputy General
Counsel

By:	ESI-GP Holdings, Inc., as Partner

By:	/s/ Tom Rocheford
	Name:	Tom Rocheford
	Title:	President

SPECTRACARE OF INDIANA

By:	Spectracare, Inc., as Partner

By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

By:	Care Continuum, Inc., as Partner

By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

EXPRESS SCRIPTS MSA, LLC EXPRESS SCRIPTS WC, INC.

By:	/s/ Edward Ignaczak
	Name:	Edward Ignaczak
	Title:	President

EXPRESS SCRIPTS SENIOR CARE, INC. EXPRESS SCRIPTS SENIOR CARE HOLDINGS, INC.

By:	/s/ George Paz
	Name:	George Paz
	Title:	President

EXPRESS SCRIPTS CANADA HOLDING, LLC

By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Vice President

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written. Acting on behalf of themselves and as the Representatives of the Initial Purchasers

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian D. Bednarski
	Name:	Brian D. Bednarski
	Title:	Managing Director

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Michael Muntner

Name: Michael Muntner
Title: Managing Director

ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX B

Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution.”

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until                     , 20    , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

(1)	In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

ANNEX D

☐    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Exhibit A

Counterpart to Registration Rights Agreement

Each signatory hereto (a “Merger Date Guarantor”) hereby agrees to join and become a party to the Registration Rights Agreement, dated as of February 9, 2012, among Aristotle Holding, Inc. (the “Issuer”) the Guarantors (as defined therein) party thereto and Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the Initial Purchasers (as defined therein), in respect of the Issuer’s 2.650% Senior Notes due 2017 (the “Registration Rights Agreement”), as of the execution and delivery of this counterpart as though it had entered into the Registration Rights Agreement on February 9, 2012. Each Merger Date Guarantor hereby further agrees, effective upon the execution and delivery of this counterpart, to be bound by all of the covenants, agreements and obligations of the “Company” or of a “Guarantor” under the Registration Rights Agreement. For the avoidance of doubt, such covenants, agreements and obligations shall include, but not be limited to, the obligations enumerated in Sections 2, 3, 4, 5, 6, 8 and 10 of the Registration Rights Agreement.

Dated:

[Name of Guarantor]

By:
Name:
Title: